Exhibit 10.2

PARENT VOTING AND Support DEED

THIS PARENT VOTING AND SUPPORT DEED (this “Deed”) is made and entered into as of 23 July 2026, by and among Scancell Holdings plc, a public limited company incorporated under the laws of England and Wales (“Parent”), Scancell Merger Sub, Inc., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), Neuphoria Therapeutics Inc., a Delaware corporation (the “Company”) and the shareholder(s) of Parent listed on Schedule A hereto (“Securityholder”). Capitalized terms used but not defined herein are used as they are defined in the Merger Agreement (as defined below).

RECITALS:

WHEREAS, Securityholder is the record or beneficial owner of the ordinary shares of 0.1 pence each in the capital of the Parent as set forth opposite Securityholder’s name on Schedule A hereto (such securities, together with any other securities of the Company or Parent acquired by Securityholder after the date hereof and during the term of this Deed, being collectively referred to herein as the “Subject Securities”).

WHEREAS, Upon the satisfaction or waiver of the terms and conditions of the Agreement and Plan of Merger by and among Parent, Merger Sub and the Company, dated as of the date hereof (as amended, restated or supplemented from time to time, the “Merger Agreement”), Merger Sub will be merged with and into the Company, with the Company to be the surviving corporation of such merger (the “Merger”).

WHEREAS, In order to induce Parent, Merger Sub and the Company to enter into the Merger Agreement and in consideration of the execution thereof by Parent, Merger Sub and the Company and to enhance the likelihood that the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) will be consummated, Securityholder, solely in Securityholder’s capacity as holder of the Subject Securities, has entered into this Deed and agrees to be bound hereby.

NOW THEREFORE, the parties hereby agree as follows:

1. No Transfer of Subject Securities. During the term of this Deed, Securityholder shall not cause or permit any Transfer (as defined below) of any of the Subject Securities or enter into any agreement, option or arrangement with respect to a Transfer of any of the Subject Securities. Following the date hereof and except as required by this Deed, Securityholder shall not deposit (or permit the deposit of) any Subject Securities in a voting trust or grant any proxy or enter into any voting agreement or similar agreement with respect to any of the Subject Securities or in any way grant any other Person any right whatsoever with respect to the voting or disposition of the Subject Securities. For purposes hereof, a Person shall be deemed to have effected a “Transfer” of Subject Securities if such Person directly or indirectly: (a) sells, pledges, encumbers, grants an option with respect to, transfers, assigns, or otherwise disposes of any Subject Securities, or any interest in such Subject Securities; or (b) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such Subject Securities or any interest therein. Notwithstanding the foregoing, Securityholder may make (i) solely for Securityholders who are individuals, transfers by will or by operation of law or other transfers for estate-planning purposes or charitable purposes, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof; (ii) if Securityholder is a partnership or limited liability company, a transfer to one or more partners or members of Securityholder or to an Affiliated corporation, trust or other entity under common control with Securityholder, or if Securityholder is a trust, a transfer to a beneficiary, provided that in each such case the applicable transferee has signed a voting agreement in substantially the form hereof; and (iii) transfers to a transferee that has signed a voting agreement in substantially the form hereof; provided that, in each of (i), (ii) and (iii) above, as a condition to such transfer the transferee agrees in writing to be bound by the terms and conditions of this Deed.

2. Agreement to Vote Shares. At any meeting of the shareholders of the Parent or at any adjournment thereof, the Securityholder shall (a) appear (in person or by proxy) at each such meeting or otherwise cause all of the Subject Securities that such Securityholder is entitled to vote to be counted as present thereat for purposes of calculating a quorum and (b) vote (or cause to be voted, in person or by proxy), as applicable, all of the Subject Securities that are then entitled to be voted (i) in favor of: (1) the Parent Shareholder Approval, and (2) any proposal to adjourn or postpone such meeting of shareholders of the Parent to a later date if there are not sufficient votes to approve the Parent Shareholder Approval; and (ii) against (1) any Parent Acquisition Proposal, or any of the transactions contemplated thereby, (2) any action, proposal, transaction, or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of the Parent under the Merger Agreement or of Securityholder under this Deed, and (3) any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Transactions or the fulfillment of the Parent’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Parent (including any amendments to the Parent Organizational Documents (save for such amendments to the Parent Organizational Documents as are required in order to effect the Transactions and as are described in the Parent Circular). Securityholder agrees that the Subject Securities that are entitled to be voted shall be voted (or caused to be voted) as set forth in the preceding sentence whether or not such Securityholder’s vote, consent or other approval is sought on only one or on any combination of the matters set forth in this Section 2 and at any time or at multiple times during the term of this Deed.

3. Irrevocable Proxy. The Securityholder hereby revokes (or agrees to cause to be revoked) any proxies that the Securityholder has heretofore granted with respect to the Subject Securities. The Securityholder hereby irrevocably appoints Parent as attorney-in-fact and proxy for and on behalf of the Securityholder, for and in the name, place and stead of the Securityholder, to: (a) attend any and all meetings of the Parent’s shareholders and (b) vote, express consent or dissent or issue instructions to the record holder to vote the Subject Securities in accordance with the provisions of Section 2 at any and all meetings of the Parent’s shareholders. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Deed. The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive until the termination of this Deed and shall not be terminated upon the occurrence of any other event other than the termination of this Deed pursuant to Section 19. The Securityholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the secretary of the Parent. The Securityholder hereby affirms that the proxy set forth in this Section 3 is given in connection with and granted in consideration of and as an inducement to Parent, the Company and the Merger Sub to enter into the Merger Agreement and that such proxy is given to secure the obligations of the Securityholder under Section 2. The proxy set forth in this Section 3 is executed and intended to be irrevocable, subject, however, to its automatic termination upon the termination of this Deed pursuant to Section 9. With respect to any Subject Securities that are owned beneficially by the Securityholder but are not held of record by the Securityholder (other than shares beneficially owned by the Securityholder that are held in the name of a bank, broker or nominee), the Securityholder shall take all action necessary to cause the record holder of such Subject Securities to grant the irrevocable proxy and take all other actions provided for in this Section 3 with respect to such Subject Securities.

4. Opportunity to Review. Securityholder acknowledges receipt of the Merger Agreement and represents that he, she, or it has had (a) the opportunity to review, and has read, reviewed and understands, the terms and conditions of the Merger Agreement and this Deed, and (b) the opportunity to review and discuss the Merger Agreement, the Transactions and this Deed with his, her or its own advisors and legal counsel.

5. No Inconsistent Agreements. Each Securityholder hereby represents, covenants and agrees that, except for this Deed, such Securityholder (a) has not entered into any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Securities, and shall not enter into any other voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Securities, (b) has not granted, and shall not grant at any time prior to the Expiration Date, a proxy, consent or power of attorney with respect to any of the Subject Securities (other than pursuant to Section 2), (c) has not given, and shall not give, prior to the Expiration Date, any voting instructions or authorities in any manner inconsistent with Section 2, with respect to any of the Subject Securities and (d) has not taken and shall not take any action that would reasonably be expected to constitute a breach hereof or make any representation or warranty of such Securityholder contained herein untrue or incorrect or have the effect of preventing such Securityholder from performing any of its obligations under this Deed.

6. Confidentiality; Further Assurances and Public Disclosure. From the date of this Deed until the Closing, Securityholder shall not make any public announcements regarding this Deed, the Merger Agreement or the transactions contemplated hereby or thereby; provided, however, that nothing herein shall be deemed to prohibit such public announcement (a) that the Company and Parent agree upon in writing, or (b) required by obligations pursuant to any listing agreement with any national securities exchange or stock market or Applicable Law. From time to time and without additional consideration, each Securityholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as the Company or Parent may reasonably request for the purpose of carrying out the intent of this Deed. Without limiting the foregoing, each Securityholder hereby severally as to itself only, but not jointly with any other Securityholder, authorizes Parent and the Company to publish and disclose in any public filing made in connection with the Merger Agreement and the transactions contemplated thereby and in any other announcement or disclosure required by applicable Law, such Securityholder’s identity and ownership of the Subject Securities and the nature of such Securityholder’s obligations under this Deed and authorizes the Company and Parent to include this Deed as an exhibit to any filing required to be made by the Company or Parent, as applicable, with the SEC in connection with the Merger Agreement and the Transactions.

7. Waiver of Rights. In connection with the Transactions, the Securityholder hereby expressly agrees that the Securityholder will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental body, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Deed or (ii) alleges that the execution and delivery of this Deed by the Securityholder, or the approval of the Merger Agreement by the board of directors of the Parent, breaches any fiduciary duty of the board of directors of the Parent or any member thereof; provided that the Securityholder may defend against, contest or settle any such action, claim, suit or cause of action brought against the Securityholder that relates solely to the Securityholder’s capacity as a director, officer or shareholder of the Parent.

8. Representations and Warranties of Securityholder. Securityholder hereby represents and warrants as follows:

(a) Securityholder (i) is the record or beneficial owner of the Subject Securities, free and clear of any liens, adverse claims, charges or other encumbrances of any nature whatsoever (other than pursuant to (x) restrictions on transfer under applicable securities laws, or (y) this Deed), and (ii) does not beneficially own any securities of the Company (including options, warrants or convertible securities) other than the Subject Securities set forth opposite its name on Schedule A.

(b) Securityholder has the sole right to Transfer, to vote (or cause to vote) and to direct (or cause to direct) the voting of the Subject Securities, and none of the Subject Securities are subject to any voting trust or other agreement, arrangement or restriction with respect to the Transfer or the voting of the Subject Securities (other than restrictions on transfer under applicable securities laws), except as set forth in this Deed.

(c) Securityholder (i) if not a natural person, is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has the requisite corporate, company, partnership or other power and authority to execute and deliver this Deed, to consummate the transactions contemplated hereby and to comply with the terms hereof. The execution and delivery by Securityholder of this Deed, the consummation by Securityholder of the transactions contemplated hereby and the compliance by Securityholder with the provisions hereof have been duly authorized by all necessary corporate, company, partnership or other action on the part of Securityholder, and no other corporate, company, partnership or other proceedings on the part of Securityholder are necessary to authorize this Deed, to consummate the transactions contemplated hereby or to comply with the provisions hereof.

(d) This Deed has been duly executed and delivered by Securityholder, constitutes a valid and binding obligation of Securityholder and, assuming due authorization, execution and delivery by the other parties thereto, is enforceable against Securityholder in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting or relating to creditors’ rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(e) As of the date hereof, there is no Action pending against Securityholder or, to the knowledge of Securityholder, threatened against Securityholder or any of its Subsidiaries or Affiliates or any of the Securityholder’s properties or assets (including the Subject Shares), or any Order to which Securityholder or any of its Subsidiaries or Affiliates is subject that could reasonably be expected to prevent, delay or impair the ability of the Securityholder to perform the Securityholder’s obligations hereunder or to consummate the transactions contemplated hereby.

(f) The execution and delivery of this Deed, the consummation of the transactions contemplated hereby and compliance with the provisions hereof do not and will not conflict with, or result in (i) any violation or breach of, or default (with or without notice or lapse of time, or both) under, any provision of the organizational documents of Securityholder, if applicable, (ii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any (x) statute, law, ordinance, rule or regulation or (y) judgment, order or decree, in each case, applicable to Securityholder or its properties or assets, or (iii) any material violation or breach of, or default (with or without notice or lapse of time, or both) under any material contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Securityholder is a party or by which Securityholder or Securityholder’s assets are bound.

(g) The Securityholder has had the opportunity to review the Merger Agreement and this Deed with counsel of the Securityholder’s own choosing. The Securityholder has had an opportunity to review with its own tax advisors the tax consequences of the Merger and the transactions contemplated by the Merger Agreement. The Securityholder understands that it must rely solely on its advisors and not on any statements or representations made by Parent, the Company or any of their respective agents or representatives. The Securityholder understands that such Securityholder (and not Parent, the Company or the Surviving Corporation) shall be responsible for such Securityholder’s tax liability that may arise as a result of the Merger or the transactions contemplated by the Merger Agreement. The Securityholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Securityholder’s execution, delivery and performance of this Deed.

9. Termination. This Deed shall terminate automatically upon the earliest of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with its terms, (c) as to Securityholder, such date and time as (i) any waiver, supplement, amendment or change to the Merger Agreement is effected without Securityholder’s prior written consent that materially and adversely affects Securityholder, or (ii) upon a Parent Adverse Recommendation Change and (d) as to Securityholder, at such date and time as may be set forth in a written agreement of Parent and Securityholder (each of (a) through (d), the “Expiration Date”). In the event of the termination of this Deed, this Deed shall forthwith become null and void, there shall be no liability on the part of any of the parties, and all rights and obligations of each party hereto shall cease; provided, however, that (i) no such termination of this Deed shall relieve any party hereto from any liability for any breach of any provision of this Deed prior to such termination, and (ii) Section 6 and Section 10 through Section 21 hereof shall survive any termination of this Deed.

10. No Solicitation. Subject to Section 11, Securityholder shall not, and shall cause its Subsidiaries (if any) not to, and shall use its reasonable best efforts to cause its Affiliates and Representatives (if any) not to: (a) directly or indirectly solicit, seek, initiate, knowingly encourage, or knowingly facilitate any inquiries regarding, or the making of, any submission or announcement of a proposal or offer that constitutes, or is reasonably likely to lead to, any Parent Acquisition Proposal; (b) directly or indirectly engage in, continue, or otherwise participate in any discussions or negotiations regarding, or furnish or afford access to any other Person any information in connection with or for the purpose of encouraging or facilitating, any proposal or offer that constitutes, or is reasonably likely to lead to, any Parent Acquisition Proposal; (c) enter into any agreement, agreement in principle, letter of intent, memorandum of understanding, or similar arrangement with respect to a Parent Acquisition Proposal; (d) solicit proxies with respect to a Parent Acquisition Proposal (other than the Transactions and the Merger Agreement) or otherwise encourage or assist any Person in taking or planning any action that is reasonably likely to compete with, restrain, or otherwise serve to interfere with or inhibit the timely consummation of the Transactions in accordance with the terms of the Merger Agreement; or (e) initiate a vote of the Company’s shareholders at a general meeting with respect to a Parent Acquisition Proposal.

11. No Agreement as Director or Officer. To the extent Securityholder is a director or an officer of the Parent or any of the Parent’s Subsidiaries, Securityholder makes no agreement or understanding in this Deed in Securityholder’s capacity as such director or officer, and nothing in this Deed: (a) will limit or affect any actions or omissions taken by Securityholder in Securityholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Deed; or (b) will be construed to prohibit, limit, or restrict Securityholder from exercising Securityholder’s fiduciary duties as an officer or director of the Parent, any of the Parent’s Subsidiaries or any of their respective shareholders.

12. No Securityholder Litigation. Securityholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Deed, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby; provided that this Section 12 shall not be deemed a waiver of any rights of Securityholder or its Affiliates for any breach of this Deed or the Merger Agreement by Parent, the Company or any of their respective Affiliates.

13. Voluntary Execution of Agreement. This Deed is executed voluntarily and without any duress or undue influence on the part or behalf of the parties. Each of the parties hereby acknowledges, represents and warrants that (a) it has read and fully understood the Merger Agreement, this Deed and the implications and consequences thereof; (b) it has been represented in the preparation, negotiation, and execution of this Deed by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (c) it is fully aware of the legal and binding effect of this Deed. The Securityholder has had an opportunity to review with its own tax advisors the tax consequences of the Transactions. The Securityholder understands that it must rely solely on its advisors and not on any statements or representations made by Parent, the Company or any of their respective agents or representatives. The Securityholder understands that such Securityholder (and not Parent, or the Company) shall be responsible for such Securityholder’s tax liability that may arise as a result of the Transactions. The Securityholder understands and acknowledges that Parent, the Company and Merger Sub are entering into the Merger Agreement in reliance upon the Securityholder’s execution, delivery and performance of this Deed.

14. Successors, Assigns and Transferees Bound. Without limiting Section 1 hereof in any way, each Securityholder agrees that this Deed and the obligations hereunder shall attach to the Subject Securities from the date hereof through the termination of this Deed and shall, to the extent permitted by Applicable Laws, be binding upon any Person to which legal or beneficial ownership of the Subject Securities shall pass, whether by operation of law or otherwise, including Securityholder’s heirs, guardians, administrators or successors, and Securityholder further agrees to take all reasonable actions necessary to effectuate the foregoing.

15. Remedies. Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. Securityholder acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Deed by it, and that any such breach would cause Parent irreparable harm. Accordingly, Securityholder agrees that in the event of any breach or threatened breach of this Deed, Parent, in addition to any other remedies at law or in equity each may have, shall be entitled to seek immediate equitable relief, including injunctive relief and specific performance, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of this Deed and to enforce specifically the terms and provisions hereof in the courts of England and Wales.

16. Notices. All notices and other communications hereunder shall be in writing (including electronic mail) and shall be deemed to have been duly given in accordance with the terms of the Merger Agreement and addressed to the respective parties as follows: if to Company, Parent or Merger Sub, to the address or electronic mail address set forth in Section 10.01 of the Merger Agreement and if to Securityholder, to the address or electronic mail address set forth on Schedule A hereto or to such other address or electronic mail address as such party may hereafter specify for the purpose of providing notice to the other party hereto.

17. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, each party hereby waives any provision of Applicable Law that renders any such provision prohibited or unenforceable in any respect.

18. Entire Agreement/Amendment. This Deed (including the provisions of the Merger Agreement referenced herein) represent the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Deed may not be amended, modified, altered or supplemented except by means of a written instrument executed and delivered by the parties hereto.

19. Third Party Rights. Except for as otherwise stated in this Deed, a person that is not party to this Deed shall have no right pursuant to the Contracts (Rights of Third Parties) Act 1999 to rely upon or enforce any term of this Deed. This Section 19 shall not affect any right or remedy of a third party which exists or is available apart from that Act.

20. Applicable Law and Jurisdiction. The validity, construction and performance of this Deed and any claim, dispute or matter (whether contractual or non-contractual) arising under or in connection with this Deed or its enforceability shall be governed by and construed in accordance with the law of England. Each party irrevocably submits to the exclusive jurisdiction of the courts of England over any claim, dispute or matter arising under or in connection with this Deed or its enforceability or the legal relationships established by this Deed (including non-contractual disputes or claims) and waives any objection to proceedings being brought in such courts on the grounds of venue or on the grounds that proceedings have been brought in an inconvenient forum. Each party further irrevocably agrees that a judgment in any proceedings brought in the courts of England shall be conclusive and binding upon each party and may be enforced in the courts of any other jurisdiction.

21. Agent for Service of Process. The Securityholder undertakes to ensure that at all times a person with an address in England is appointed as its process agent to receive on its behalf service of any proceedings in respect of any dispute or claim that arises out of or in connection with this Deed or its subject matter or formation (including non-contractual disputes or claims) (the “Process Agent”). Such service shall be deemed completed on delivery to the Process Agent, whether or not it is forwarded to or received by the corresponding party. At the date of this Deed, the Securityholder has appointed [●] of [●] as its Process Agent. If such person ceases to be able to act as process agent or no longer has an address in England, the Securityholder shall immediately appoint a replacement Process Agent and deliver to the Parent and the Company a notice setting out the new Process Agent’s name and address together with a copy of the new Process Agent’s acceptance of its appointment. Any proceedings or document served on the Process Agent will be validly served if delivered in accordance with this Section 21. Nothing in this Deed shall affect the right to serve process in any manner permitted by law.

22. Counterparts. This Deed may be executed by delivery of electronic signatures and in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Deed or the terms hereof to produce or account for more than one of such counterparts.

[SIGNATURE PAGES FOLLOW]

EXECUTED AS A DEED BY	)

[SECURITYHOLDER]	)	___________________________

[acting by a director] in the presence of	)	Name of director:

Signature of witness:	_______________________________

Name of witness:	_______________________________

Address of witness:	_______________________________

_______________________________

_______________________________

Occupation of witness:	_______________________________

[Signature Page to Parent Voting and Support Deed]

EXECUTED AS A DEED BY	)

SCANCELL HOLDINGS PLC	)	___________________________

acting by a director in the presence of	)	Name of director:

Signature of witness:	_______________________________

Name of witness:	_______________________________

Address of witness:	_______________________________

_______________________________

_______________________________

Occupation of witness:	_______________________________

EXECUTED AS A DEED BY	)

SCANCELL MERGER SUB, INC	)	___________________________

acting by an authorised signatory	)	Name of authorised signatory:

in the presence of	)

Signature of witness:	_______________________________

Name of witness:	_______________________________

Address of witness:	_______________________________

_______________________________

_______________________________

Occupation of witness:	_______________________________

[Signature Page to Parent Voting and Support Deed]

EXECUTED AS A DEED BY	)

NEUPHORIA THERAPEUTICS INC.	)	___________________________

acting by an authorised signatory	)	Name of authorised signatory:

in the presence of	)

Signature of witness:	_______________________________

Name of witness:	________________________________

Address of witness:	_______________________________

_______________________________

_______________________________

Occupation of witness:	_______________________________

[Signature Page to Voting and Support Agreement]

SCHEDULE A

Name, Address and Electronic Mail Address of Securityholder	Number and Class of Subject Securities
[●]	[●]